UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2017

Guidewire Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 East Hillsdale Blvd., Suite 800

Foster City, CA 94404

(Address of principal executive offices, including zip code)

(650) 357-9100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 16, 2017, Guidewire Software, Inc., a Delaware corporation (“Guidewire”), completed its previously announced acquisition of ISCS, Inc., a California corporation (“ISCS”) and wholly owned subsidiary of Power Management Group, Inc., a California corporation (“Seller”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated December 18, 2016, by and among Guidewire, ISCS, Seller, Igloo Acquisition Sub, Inc., a California corporation and wholly owned subsidiary of Guidewire (the “Merger Sub”), and Andrew Scurto and Timothy Shelton (together, the “Key Stakeholders”).

Pursuant to the Merger Agreement, the Merger Sub merged with and into ISCS, with ISCS continuing as the surviving corporation and becoming a wholly owned subsidiary of Guidewire (the “Merger”).

The aggregate consideration paid in exchange for all of the outstanding equity interests of ISCS was approximately $160 million in cash. A portion of the consideration has been placed into an escrow account as partial security to satisfy any potential claims under the indemnification obligations of the Seller and the Key Stakeholders described in the Merger Agreement.

The description of the Merger Agreement contained in this Item 2.01 is qualified in its entirety by the full text of the Merger Agreement. A copy of the Merger Agreement was previously filed as Exhibit 2.1 to Guidewire’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 2016, and is incorporated herein by reference.

A copy of the press release announcing the closing of the Merger is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statement of Businesses Acquired.

(b) Pro Forma Financial Information.

The financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) have not been included in this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Description of Exhibits

2.1*	Agreement and Plan of Merger, by and among Guidewire Software, Inc., Igloo Acquisition Sub, Inc., Power Management Group, Inc., ISCS, Inc., Andrew Scurto and Timothy Shelton dated December 16, 2016.

99.1	Press release dated February 16, 2017, titled “Guidewire Completes Acquisition of ISCS; Announces Availability of Cloud-Based, All-in-One Solution.”

*	Incorporated by reference to Exhibit 2.1 filed with registrant’s Current Report on Form 8-K, filed December 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2017

GUIDEWIRE SOFTWARE, INC.

By:	/s/ Richard Hart
Richard Hart
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

2.1*	Agreement and Plan of Merger, by and among Guidewire Software, Inc., Igloo Acquisition Sub, Inc., Power Management Group, Inc., ISCS, Inc., Andrew Scurto and Timothy Shelton dated December 16, 2016.

99.1	Press release dated February 16, 2017, titled “Guidewire Completes Acquisition of ISCS; Announces Availability of Cloud-Based, All-in-One Solution.”

*	Incorporated by reference to Exhibit 2.1 filed with registrant’s Current Report on Form 8-K, filed December 19, 2016.